UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2019

VEREIT, INC.
VEREIT OPERATING PARTNERSHIP, L.P.
(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
Delaware	333-197780	45-1255683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 E. Camelback Road, 9th Floor
Phoenix,	AZ	85016
(Address of principal executive offices, including zip code)

(800)	606-3610
(Registrant’s telephone number, including area code)
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class:		Trading symbol(s):	Name of each exchange on which registered:
Common Stock	$0.01 par value per share (VEREIT, Inc.)	VER	New York Stock Exchange
6.70% Series F Cumulative Redeemable Preferred Stock	$0.01 par value per share (VEREIT, Inc.)	VER PF	New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

VEREIT, Inc.		VEREIT Operating Partnership, L.P.
Emerging growth company	☐	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
VEREIT, Inc. ☐ VEREIT Operating Partnership, L.P. ☐

Item 8.01. Other Events.
On September 23, 2019, VEREIT, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Barclays Capital Inc. and Morgan Stanley & Co. LLC (the “Underwriters”). Pursuant to the terms and conditions of the Underwriting Agreement, the Company agreed to sell to the Underwriters 82,000,000 shares of common stock, par value $0.01 per share (the “Shares”). Pursuant to the Underwriting Agreement, the Company granted the Underwriters an option to purchase up to 12,300,000 additional shares of common stock within 30 days after the offering, which the Underwriters exercised in full. The Company intends to contribute the net proceeds from this offering to VEREIT Operating Partnership, L.P. (the “Operating Partnership”) in exchange for additional common partnership interests in the Operating Partnership, which have substantially identical economic terms as the Company’s common stock. The Operating Partnership intends to use the net proceeds of this offering to pay amounts owed in connection with the settlement of certain litigation, as described in the Company’s and the Operating Partnership’s joint Current Report on Form 8-K filed with the SEC on September 9, 2019, and for general corporate purposes. The common stock was offered and sold pursuant to a prospectus supplement and related prospectus filed as part of the Company’s shelf registration statement on Form S-3 (File No. 333-230883). The offering closed on September 26, 2019.
In connection with the filing of the Underwriting Agreement, the Company is filing as Exhibit 5.1 hereto an opinion of its counsel, Venable LLP, regarding the legality of the Shares.
The Underwriting Agreement contains customary representations, warranties and covenants by the Company. It also provides for customary indemnification by the Company for losses or damages arising out of or in connection with the sale of the Shares.
The foregoing is a summary description of certain terms of the Underwriting Agreement and is qualified in its entirety by the text of the Underwriting Agreement attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.
This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of the Company, including, without limitation, the Shares offered and to be sold pursuant to the preliminary prospectus supplement, final prospectus supplement and registration statement described above.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 23, 2019, among the Company and Citigroup Global Markets Inc., Barclays Capital Inc. and Morgan Stanley & Co. LLC, as the underwriters
5.1	Opinion of Venable LLP
23.1	Consent of Venable LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEREIT, INC.

By:	/s/ Michael J. Bartolotta
Name:	Michael J. Bartolotta
Title:	Executive Vice President and Chief Financial Officer

VEREIT OPERATING PARTNERSHIP, L.P. By: VEREIT, Inc., its sole general partner

By:	/s/ Michael J. Bartolotta
Name:	Michael J. Bartolotta
Title:	Executive Vice President and Chief Financial Officer

Date: September 26, 2019